Property and Equipment, Net	12 Months Ended
Sep. 30, 2025
Property and Equipment, Net [Abstract]
Property and Equipment, net

5. Property and Equipment, net

Property and equipment, net consist of the following:

	September 30, 2025	September 30, 2024
	US$	US$
Land	-	721,462
Buildings	-	849,961
Machinery & equipment	2,009,888	2,008,987
Vehicles	153,996	153,996
Furniture and fixtures	167,658	160,349
Software	870,728	870,728
Leasehold improvement	301,034	17,329
Total	3,503,304	4,782,812
Less: Accumulated depreciation	$(3,069,627)	$(3,184,989)
Property and equipment, net	433,677	1,597,823

Depreciation expenses was recorded in general and administrative expense. The Company recorded depreciation expenses of US$189,096 and US$203,780 for the years ended September 30, 2025 and 2024, respectively.

On December 22, 2024, the Company completed the sale of a property (land and building) for gross proceeds of $1,700,000. After deducting settlement charges and transaction costs totaling $242,475, the Company received net cash proceeds of $1,457,525. The property had a carrying value of $825,764 (original cost of $1,075,741, net of accumulated depreciation of $249,977) at the date of sale. This transaction resulted in a recognized gain on disposal of $631,761.

On April 11, 2025, the Company completed the sale of a property (land and building) for gross proceeds of $325,000. After deducting settlement charges and transaction costs totaling $34,397, the Company received net cash proceeds of $290,603. The property had a carrying value of $442,129 (original cost of $495,682, net of accumulated depreciation of $53,553) at the date of sale. This transaction resulted in a recognized loss on disposal of $151,526